Exhibit 99.2

Fourth Quarter 2007

Supplemental Operating and Financial Data

for the Quarter Ended December 31, 2007

Contact:	6110 Executive Boulevard
Sara Grootwassink	Suite 800
Executive Vice President and	Rockville, MD 20852
Chief Financial Officer	(301) 984-9400
Direct Dial: (301) 255-0820	(301) 984-9610 fax
E-mail: sgrootwassink@writ.com

Company Background and Highlights

Fourth Quarter 2007

Washington Real Estate Investment Trust (the "Company") is a self-administered, self-managed, equity real estate investment trust (REIT) investing in income-producing properties in the greater Washington metropolitan region. WRIT is diversified, as it invests in multifamily, retail, industrial/flex, office, and medical office properties.

During 2007, WRIT acquired $319 million of assets and land for development, disposed of $58 million of assets, completed several development projects and executed 1.8 million square feet of lease transactions. WRIT raised over $200 million of capital, closed on a new unsecured borrowing facility, and successfully amended its bond covenants. Also, WRIT announced its 184th consecutive quarterly dividend per share at equal or increasing rates and increased its funds from operations per share for the 35th consecutive year.

In 2007, WRIT acquired three office properties for $170 million, four medical office properties for $119 million, one industrial/flex property for $27 million and land held for medical office development for $4 million. The acquisitions added approximately 505,000 square feet to the office portfolio, 362,000 square feet to the medical office portfolio and 157,000 square feet to the industrial/flex portfolio. WRIT disposed of two office buildings for a contract sales price of $58 million and a gain on sale of $25 million.

In fourth quarter, WRIT acquired the leasehold interest for 2000 M Street, NW, an eight-story, 227,000 square foot Class A office building with a three-level parking garage in Washington, D.C. for $73.5 million. 2000 M Street is well-positioned in the Central Business District (CBD) on the southwest corner of 20th and M Streets, NW. The investment offers significant upside, as rents are well below market. Upon acquisition, the property was 100% leased and is expected to achieve a first-year, unleveraged yield of 6.2% on a cash basis and 6.7% on a GAAP basis.

During the year, WRIT completed several ground-up development projects for a total investment of $151 million. In July, WRIT completed base construction on Dulles Station, a 180,000 square foot development project of Class A office and retail space located in Herndon, VA. The building, prominently visible from the Dulles Toll Road, is part of a mixed-use development which will include 1,095 multifamily units and 56,000 square feet of retail and restaurant space.

In fourth quarter, WRIT delivered the majority of units at Bennett Park. Bennett Park is a ground-up development project in Arlington, VA consisting of high-rise and mid-rise Class A apartment buildings with a total of 224 units and 5,800 square feet of retail space. The property was 24% leased at quarter-end.

Subsequent to the year-end, WRIT began delivering units at The Clayborne Apartments in Alexandria, VA. The Clayborne is a ground-up development project, adjacent to our 800 South Washington retail property. The project consists of a 74-unit Class A apartment building with 2,700 square feet of additional retail space. WRIT anticipates the property will be 96% leased by year-end 2008.

In 2007, WRIT executed 1.8 million square feet of commercial lease transactions with an average term of five years. The average rental rate increase on new and renewal leases was 17.3% on a GAAP basis, and 6.4% on a cash basis. Tenant improvements averaged $6.62 per square foot for the year. WRIT focuses on tenant diversification and as of year-end 2007 there are no tenants that account for more than 5% of WRIT's annual rental revenue.

In 2007, WRIT raised over $200 million of capital, closed on a new unsecured borrowing facility, and successfully amended its bond covenants. In January, WRIT issued $150 million of 3.875% senior unsecured notes due 2026. In June, WRIT completed a public offering of 1.6 million common shares priced at $37 per share, raising $58 million, net. Also in June, WRIT opened a new unsecured revolving credit facility with a committed capacity of $75 million and a maturity date of June 29, 2011. In July, WRIT successfully completed its consent solicitation to amend the terms of its outstanding unsecured notes from a restrictive total assets definition to a market based asset definition. Subsequent to year end, WRIT exercised a portion of the accordion feature on its second unsecured revolving credit facility. WRIT's total borrowing capacity was increased to $337 million at a rate of LIBOR plus 0.425%.

As of December 31, 2007, WRIT owns a diversified portfolio of 89 properties consisting of 14 retail centers, 25 office properties, 17 medical office properties, 23 industrial/flex properties, 10 multifamily properties and land for development. WRIT's dividends have increased every year for 37 consecutive years and its FFO per share has increased every year for 35 consecutive years. WRIT shares are publicly traded on the New York Stock Exchange (NYSE:WRE).

Net Operating Income Contribution by Sector - Fourth Quarter 2007

With investments in the multifamily, retail, industrial/flex, office and medical office segments, WRIT is uniquely diversified. This balanced portfolio provides stability during market fluctuations in specific property types.

Fourth Quarter 2007 Acquisitions

2000 M Street, NW

Washington, DC

Certain statements in the supplemental disclosures which follow are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors.

Exhibit 99.2

Supplemental Financial and Operating Data

Table of Contents

December 31, 2007

Schedule	Page
Key Financial Data
Consolidated Statements of Operations	5
Consolidated Balance Sheets	6
Funds From Operations and Funds Available for Distribution	7
Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)	8

Capital Analysis
Long-Term Debt Analysis	9-10
Capital Analysis	11

Portfolio Analysis
Core Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth	12
Core Portfolio Net Operating Income (NOI) Summary	13
Core Portfolio Net Operating Income (NOI) Detail for the Quarter	14-15
Core Portfolio Net Operating Income (NOI) Detail for the Year	16-17
Core Portfolio & Overall Economic Occupancy Levels by Sector	18

Tenant Analysis
Commercial Leasing Summary	19-20
10 Largest Tenants - Based on Annualized Base Rent	21
Industry Diversification	22
Lease Expirations as of December 31, 2007	23

Growth and Strategy
2007 Acquisition and Disposition Summary	24
2007 Development Summary	25

Appendix
Schedule of Properties	26-27
Supplemental Definitions	28

Consolidated Statements of Operations

(In thousands, except per share data)

(unaudited)

Twelve Months Ended	Three Months Ended
OPERATING RESULTS	12/31/07	12/31/06	12/31/07	09/30/07	06/30/07	03/31/07	12/31/06
Real estate rental revenue	$255,655	$208,741	$67,528	$65,020	$63,255	$59,852	$56,282
Real estate expenses	$(79,914)	$(63,225)	(21,271)	(20,395)	(19,542)	(18,706)	(17,259)

$175,741	$145,516	46,257	44,625	43,713	41,146	39,023

Real estate depreciation and amortization	(69,775)	(50,915)	(18,998)	(18,019)	(16,632)	(16,126)	(14,133)

Income from real estate	105,966	94,601	27,259	26,606	27,081	25,020	24,890

Other income	1,875	906	480	357	420	618	269
Other income from life insurance proceeds	1,303	—	—	—	—	1,303	—
Interest expense	(61,906)	(47,265)	(16,400)	(15,824)	(15,298)	(14,384)	(13,248)
General and administrative	(15,099)	(12,622)	(3,675)	(3,174)	(5,367)	(2,883)	(2,461)

Income from continuing operations	32,139	35,620	7,664	7,965	6,836	9,674	9,450

Discontinued operations:
Income from operations of properties sold or held for sale	4,720	3,041	778	1,403	1,501	1,038	631
Gain on sale of real estate investment	25,022	—	—	25,022	—	—	—

Income from discontinued operations	29,742	3,041	778	26,425	1,501	1,038	631

Net Income	$61,881	$38,661	$8,442	$34,390	$8,337	$10,712	$10,081

Per Share Data
Net Income	$1.34	$0.88	$0.18	$0.73	$0.18	$0.24	$0.22

Fully diluted weighted average shares outstanding	46,115	43,874	46,822	46,802	45,658	45,153	45,122

Percentage of Revenues:
Real estate expenses	31.3%	30.3%	31.5%	31.4%	30.9%	31.3%	30.7%
General and administrative	5.9%	6.0%	5.4%	4.9%	8.5%	4.8%	4.4%

Ratios:
EBITDA / Interest expense	2.7	x	2.9	x	2.7	x	2.7	x	2.6	x	2.8	x	2.9	x

Income from continuing operations/Total real estate revenue	12.6%	17.1%	11.3%	12.3%	10.8%	16.2%	16.8%
Net income/Total real estate revenue	24.2%	18.5%	12.5%	52.9%	13.2%	17.9%	17.9%

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

Consolidated Balance Sheets

(In thousands)

(unaudited)

	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006
Assets
Land	$328,951	$334,484	$322,733	$312,550	$285,103
Income producing property	1,635,169	1,496,731	1,448,874	1,369,005	1,238,548

	1,964,120	1,831,215	1,771,607	1,681,555	1,523,651
Accumulated depreciation and amortization	(331,991)	(315,444)	(299,494)	(284,750)	(271,342)

Net income producing property	1,632,129	1,515,771	1,472,113	1,396,805	1,252,309
Development in progress, including land held for development	98,321	138,093	151,393	136,831	120,656

Total real estate held for investment , net	1,730,450	1,653,864	1,623,506	1,533,636	1,372,965
Investment in real estate held for sale, net	23,843	23,382	52,907	52,912	53,489
Cash and cash equivalents	21,488	9,919	8,133	7,305	8,721
Restricted cash	6,030	46,002	6,835	5,143	4,151
Rents and other receivables, net of allowance for doubtful accounts	36,595	34,520	34,359	32,045	30,229
Prepaid expenses and other assets	78,517	76,689	68,179	70,111	58,049
Other assets related to properties sold or held for sale	1,403	1,425	3,276	3,488	3,661

Total Assets	$1,898,326	$1,845,801	$1,797,195	$1,704,640	$1,531,265

Liabilities and Shareholders’ Equity
Notes payable	$879,123	$879,094	$879,064	$879,035	$728,255
Mortgage notes payable	252,484	253,500	254,324	228,367	229,240
Lines of credit/short-term note payable	192,500	128,500	95,500	91,200	61,000
Accounts payable and other liabilities	63,543	65,228	66,223	52,096	45,009
Advance rents	9,552	6,424	6,544	6,644	5,825
Tenant security deposits	10,487	9,961	10,262	9,395	9,128
Other liabilities related to properties sold or held for sale	317	358	1,360	1,502	9,138

Total Liabilities	1,408,006	1,343,065	1,313,277	1,268,239	1,087,595

Minority interest	3,776	5,593	1,776	1,758	1,739

Shareholders’ Equity
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	468	467	467	451	451
Additional paid-in capital	561,492	560,695	560,276	501,325	500,727
Distributions in excess of net income	(75,416)	(64,019)	(78,601)	(67,133)	(59,247)

Total Shareholders’ Equity	486,544	497,143	482,142	434,643	441,931

Total Liabilities and Shareholders’ Equity	$1,898,326	$1,845,801	$1,797,195	$1,704,640	$1,531,265

Total Debt / Total Market Capitalization	0.47:1	0.44:1	0.44:1	0.42:1	0.36:1

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

Funds From Operations and Funds Available for Distribution

(In thousands, except per share data)

(unaudited)

	Twelve Months Ended		Three Months Ended
	12/31/07	12/31/06	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006
Funds From Operations(1)
Net Income	$61,881	$38,661	$8,442	$34,390	$8,337	$10,712	$10,081
Real estate depreciation and amortization	69,775	50,915	18,998	18,019	16,632	16,126	14,133
Other income from life insurance proceeds	(1,303)		—	—	—	(1,303)	—
Discontinued operations:
Gain on sale	(25,022)	—		(25,022)	—	—	—
Real estate depreciation and amortization	1,250	3,255	87	266	248	649	941

Funds From Operations (FFO)	$106,581	$92,831	$27,527	$27,653	$25,217	$26,184	$25,155

FFO per share - basic	$2.32	$2.13	$0.59	$0.59	$0.55	$0.58	$0.56
FFO per share - fully diluted	$2.31	$2.12	$0.59	$0.59	$0.55	$0.58	$0.56

Funds Available for Distribution(2)
Tenant Improvements	(16,587)	(9,473)	(5,026)	(4,215)	(5,185)	(2,161)	(2,143)
External and Internal Leasing Commissions Capitalized	(6,005)	(5,595)	(1,613)	(1,159)	(1,165)	(2,068)	(1,554)
Recurring Capital Improvements	(11,895)	(8,685)	(3,899)	(2,635)	(3,425)	(1,936)	(1,648)
Straight-Line Rent, Net	(4,204)	(3,093)	(957)	(988)	(1,088)	(1,171)	(757)
Non-real estate depreciation and amortization	3,572	2,453	1,011	987	824	750	765
Amortization of lease intangibles, net	(1,381)	283	(191)	(315)	(280)	(595)	197
Amortization and expensing of restricted share and unit compensation	4,088	3,464	850	882	1,574	782	1,081
Other	1,303	—	—	102	1,201	—	—

Funds Available for Distribution (FAD)	$75,472	$72,185	$17,702	$20,312	$17,673	$19,785	$21,096

Total Dividends Paid	$77,736	$72,688	$19,723	$19,716	$19,716	$18,581	$18,580

Average shares - basic	45,911	43,679	46,604	46,596	45,490	44,931	44,894
Average shares - fully diluted	46,115	43,874	46,822	46,802	45,658	45,153	45,122

(1)

Funds From Operations (“FFO”) – The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. FFO is a non-GAAP measure.

(2)

Funds Available for Distribution (“FAD”) is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization and adding or subtracting the amortization of lease intangibles as appropriate. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)

(In thousands)

(unaudited)

	Three Months Ended
	12/31/07	09/30/07	06/30/07	03/31/07	12/31/06
EBITDA(1)

Net income	$8,442	$34,390	$8,337	$10,712	$10,081
Add:
Interest expense	16,400	15,824	15,298	14,376	13,392
Real estate depreciation and amortization	19,085	18,285	16,880	16,775	15,074
Non-real estate depreciation	277	261	202	136	117
Less:
Gain on sale of real estate		(25,022)	—	—	—
Other income	(480)	(357)	(420)	(1,921)	(269)

EBITDA	$43,724	$43,381	$40,297	$40,078	$38,395

(1)

EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain (loss) from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt. EBITDA is a non-GAAP measure.

Long-Term Debt Analysis

(In thousands, except per share amounts)

	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006
Balances Outstanding

Secured
Conventional fixed rate	$252,484	$253,500	$254,323	$228,367	$237,073

Secured total	252,484	253,500	254,323	228,367	237,073

Unsecured
Fixed rate bonds and notes	879,123	879,094	879,064	879,035	728,255
Credit facility	192,500	128,500	95,500	91,200	61,000

Unsecured total	1,071,623	1,007,594	974,564	970,235	789,255

Total	$1,324,107	$1,261,094	$1,228,887	$1,198,602	$1,026,328

Average Interest Rates

Secured
Conventional fixed rate	5.8%	5.8%	5.8%	5.9%	5.9%

Secured total	5.8%	5.8%	5.8%	5.9%	5.9%

Unsecured
Fixed rate bonds	5.2%	5.2%	5.2%	5.2%	5.5%
Credit facilities	5.4%	5.9%	5.8%	5.8%	6.0%

Unsecured total	5.2%	5.3%	5.3%	5.3%	5.6%

Average	5.3%	5.4%	5.4%	5.4%	5.6%

Note: The current balance outstanding of the fixed rate bonds and notes is shown net of discounts/premiums in the amount of $876,570.

Long-Term Debt Analysis

(In thousands, except per share amounts)

Continued from previous page

	Future Maturities of Debt
Year	Secured Debt	Unsecured Debt	Credit Facilities	Total Debt	Average Interest Rate
2008	$4,057	$60,000	$—	$64,057	6.7%
2009	54,285	—	—	54,285	7.0%
2010	25,973	—	122,500	148,473	5.6%
2011	13,339	150,000	70,000	233,339	5.7%
2012	21,088	50,000	—	71,088	5.0%
2013	106,039	60,000	—	166,039	5.5%
2014	884	100,000	—	100,884	5.3%
2015	19,373	150,000	—	169,373	5.3%
2016	553	—	—	553	5.3%
Thereafter	6,893	310,000	—	316,893	4.5%

Total maturities	$252,484	$880,000	$192,500	$1,324,984	5.3%

Weighted average maturity = 8.0 years

Capital Analysis

(In thousands, except per share amounts)

	December 31, 2007		September 30, 2007		June 30, 2007		March 31, 2007		December 31, 2006
Market Data

Shares Outstanding	46,682		46,669		46,665		45,045		45,042
Market Price per Share	$31.41		$33.18		$34.00		$37.42		$40.00
Equity Market Capitalization	$1,466,282		$1,548,477		$1,586,610		$1,685,584		$1,801,680

Total Debt	$1,324,107		$1,261,094		$1,228,888		$1,198,602		$1,026,328
Total Market Capitalization	$2,790,389		$2,809,571		$2,815,498		$2,884,186		$2,828,008

Total Debt to Market Capitalization	0.47:1		0.44:1		0.44:1		0.42:1		0.36:1

Earnings to Fixed Charges(1)	1.3	x	1.4	x	1.3	x	1.5	x	1.6	x
Debt Service Coverage Ratio(2)	2.5	x	2.6	x	2.5	x	2.6	x	2.7	x

Dividend Data

Total Dividends Paid	$19,723		$19,716		$19,716		$18,581		$18,580
Common Dividend per Share	$0.4225		$0.4225		$0.4225		$0.4125		$0.4125
Payout Ratio (FFO per share basis)	71.6%		71.6%		76.8%		71.1%		73.7%

(1)

The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

(2)

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

Core Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth

2007 vs. 2006

Cash Basis

	Fourth Quarter(1)		Year(2)
Sector	NOI Growth	Rental Rate Growth	NOI Growth	Rental Rate Growth
Multifamily	2.8%	4.9%	2.3%	5.2%
Office Buildings	5.5%	2.4%	6.1%	2.0%
Medical Office Buildings	6.7%	3.0%	3.3%	3.1%
Retail Centers	13.8%	3.2%	3.9%	4.9%
Industrial / Flex Properties	6.8%	3.6%	4.3%	3.7%

Overall Core Portfolio	7.1%	3.2%	4.5%	3.4%

GAAP Basis

	Fourth Quarter(1)		Year(2)
Sector	NOI Growth	Rental Rate Growth	NOI Growth	Rental Rate Growth
Multifamily	2.8%	4.9%	2.2%	5.2%
Office Buildings	6.2%	2.7%	6.5%	2.2%
Medical Office Buildings	8.2%	2.1%	0.9%	2.3%
Retail Centers	13.7%	4.1%	4.7%	5.7%
Industrial / Flex Properties	2.7%	2.9%	2.1%	2.8%

Overall Core Portfolio	6.8%	3.2%	4.2%	3.4%

[1]	Non-core properties were:

2007 in development - Bennett Park, Clayborne Apartments and Dulles Station

2007 sold properties - Maryland Trade Centers I and II

2007 held for sale properties - Sullyfield Center and The Earhart Building

2007 acquisitions - 270 Technology Park, Monument II, 2440 M Street, Woodholme Medical Office Building, Woodholme Center, Ashburn Farm Office Park, CentreMed I & II and 2000 M Street.

[2]	Non-core properties were:

2007 in development - Bennett Park, Clayborne Apartments and Dulles Station

2007 sold properties - Maryland Trade Centers I and II

2007 held for sale properties - Sullyfield Center and The Earhart Building

2007 acquisitions - 270 Technology Park, Monument II, 2440 M Street, Woodholme Medical Office Building, Woodholme Center, Ashburn Farm Office Park, CentreMed I & II and 2000 M Street.

2006 acquisitions - Hampton Overlook, Hampton South, Alexandria Professional Center, 9707 Medical Center Dr., 15001 Shady Grove Rd., Plumtree Medical Center, Randolph Shopping Center, Montrose Shopping Center, 9950 Business Parkway, 15005 Shady Grove Road, 6565 Arlington Blvd, West Gude Drive, The Ridges and The Crescent.

Core Portfolio Net Operating Income (NOI) Summary

(In thousands)

	Three Months Ended December 31,
	2007	2006	% Change
Cash Basis:
Multifamily	$5,016	$4,877	2.8%
Office Buildings	15,355	14,553	5.5%
Medical Office Buildings	5,343	5,006	6.7%
Retail Centers	8,068	7,088	13.8%
Industrial/Flex	7,295	6,827	6.8%

	$41,077	$38,351	7.1%

GAAP Basis:
Multifamily	$5,020	$4,883	2.8%
Office Buildings	15,573	14,667	6.2%
Medical Office Buildings	5,421	5,011	8.2%
Retail Centers	8,420	7,406	13.7%
Industrial/Flex	7,249	7,056	2.7%

	$41,683	$39,023	6.8%

Core Portfolio Net Operating Income (NOI) Detail

(In thousands)

	Three Months Ended December 31, 2007
	Multifamily	Office	Medical Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$8,637	$23,653	$7,640	$10,698	$9,499	$—	$60,127
Non-core - acquired and in development [1]	206	3,153	3,419	—	623	—	7,401

Total	8,843	26,806	11,059	10,698	10,122	—	67,528

Real estate expenses
Core Portfolio	3,617	8,080	2,219	2,278	2,250	—	18,444
Non-core - acquired and in development [1]	318	1,171	1,197	—	141	—	2,827

Total	3,935	9,251	3,416	2,278	2,391	—	21,271

Net Operating Income (NOI)
Core Portfolio	5,020	15,573	5,421	8,420	7,249	—	41,683
Non-core - acquired and in development [1]	(112)	1,982	2,222	—	482	—	4,574

Total	$4,908	$17,555	$7,643	$8,420	$7,731	$—	$46,257

Core Portfolio NOI GAAP Basis (from above)	$5,020	$15,573	$5,421	$8,420	$7,249	$—	$41,683
Straight-line revenue, net for core properties	(5)	(225)	(79)	(230)	(125)	—	(664)
FAS 141 Min Rent	—	2	1	(125)	166	—	44
Amortization of lease intangibles for core properties	1	5	—	3	5	—	14

Core portfolio NOI, Cash Basis	$5,016	$15,355	$5,343	$8,068	$7,295	$—	$41,077

Reconciliation of NOI to Net Income
Total NOI	$4,908	$17,555	$7,643	$8,420	$7,731	$—	$46,257
Other income	—	—	—	—	—	480	480
Other income from life insurance proceeds	—	—	—	—	—	—	—
Interest expense	(913)	(757)	(1,531)	(340)	(248)	(12,611)	(16,400)
Depreciation and amortization	(2,342)	(8,009)	(3,689)	(1,756)	(3,060)	(142)	(18,998)
General and administrative	—	—	—	—	—	(3,675)	(3,675)
Discontinued Operations[2]	—	—	—	—	778	—	778
Gain on Disposal	—	—	—	—	—	—	—

Net Income	$1,653	$8,789	$2,423	$6,324	$5,201	$(15,948)	$8,442

[1]	Non-core acquired and in development properties:

2007 in development - Bennett Park, Clayborne Apartments and Dulles Station.

2007 acquisitions - 270 Technology Park, Monument II, 2440 M Street, Woodholme Medical Office Building, Woodholme Center, Ashburn Farm Office Park, CentreMed I & II and 2000 M Street.

2006 acquisitions - None in Q4 2006.

[2]	Discontinued operations include: Sold Properties - Maryland Trade Center I and II, and Held For Sale Properties - Sullyfield Center and The Earhart Building.

Core Portfolio Net Operating Income (NOI) Detail

(In thousands)

	Three Months Ended December 31, 2006
	Multifamily	Office	Medical Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$8,377	$22,230	$7,120	$9,475	$9,080	$—	$56,282
Non-core - acquired and in development [1]	—	—	—	—	—	—	—

Total	8,377	22,230	7,120	9,475	9,080	—	56,282

Real estate expenses
Core Portfolio	3,494	7,563	2,109	2,069	2,024	—	17,259
Non-core - acquired and in development [1]	—	—	—	—	—	—	—

Total	3,494	7,563	2,109	2,069	2,024	—	17,259

Net Operating Income (NOI)
Core Portfolio	4,883	14,667	5,011	7,406	7,056	—	39,023
Non-core - acquired and in development [1]	—	—	—	—	—	—	—

Total	$4,883	$14,667	$5,011	$7,406	$7,056	$—	$39,023

Core Portfolio NOI GAAP Basis (from above)	$4,883	$14,667	$5,011	$7,406	$7,056	$—	$39,023
Straight-line revenue, net for core properties	(6)	(218)	(150)	(173)	(320)	—	(867)
FAS 141 Min Rent	—	99	145	(147)	87	—	184
Amortization of lease intangibles for core properties	—	5	—	2	4	—	11

Core portfolio NOI, Cash Basis	$4,877	$14,553	$5,006	$7,088	$6,827	$—	$38,351

Reconciliation of NOI to Net Income
Total NOI	$4,883	$14,667	$5,011	$7,406	$7,056	$—	$39,023
Other income	—	—	—	—	—	269	269
Other income from life insurance proceeds	—	—	—	—	—	—	—
Interest expense	(913)	(778)	(1,182)	(346)	(250)	(9,779)	(13,248)
Depreciation and amortization	(1,621)	(5,993)	(2,080)	(1,744)	(2,532)	(163)	(14,133)
General and administrative	—	—	—	—	—	(2,461)	(2,461)
Discontinued Operations[2]	—	522	—	—	109	—	631
Gain on Disposal	—	—	—	—	—	—	—

Net Income	$2,349	$8,418	$1,749	$5,316	$4,383	$(12,134)	$10,081

[1]	Non-core acquired and in development properties were:

2007 in development - Bennett Park, Clayborne Apartments and Dulles Station.

2006 acquisitions - None in Q4 2006.

[2]	Discontinued operations include: Sold Properties - Maryland Trade Center I and II, and Held For Sale Properties - Sullyfield Center and The Earhart Building.

Core Portfolio Net Operating Income (NOI) Detail

(In thousands)

	Twelve Months Ended December 31, 2007
	Multifamily	Office	Medical Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$34,012	$80,747	$18,478	$37,066	$33,422	$—	$203,725
Non-core - acquired and in development [1]	275	20,831	20,414	4,446	5,964	—	51,930

Total	34,287	101,578	38,892	41,512	39,386	—	255,655

Real estate expenses
Core Portfolio	14,323	27,373	5,018	8,090	8,081	—	62,885
Non-core - acquired and in development [1]	639	7,114	7,004	831	1,441	—	17,029

Total	14,962	34,487	12,022	8,921	9,522	—	79,914

Net Operating Income (NOI)
Core Portfolio	19,689	53,374	13,460	28,976	25,341	—	140,840
Non-core - acquired and in development [1]	(364)	13,717	13,410	3,615	4,523	—	34,901

Total	$19,325	$67,091	$26,870	$32,591	$29,864	$—	$175,741

Core Portfolio NOI GAAP Basis (from above)	$19,689	$53,374	$13,460	$28,976	$25,341	$—	$140,840
Straight-line revenue, net for core properties	(24)	(947)	68	(858)	(311)	—	(2,072)
FAS 141 Min Rent	—	(175)	83	(217)	449	—	140
Amortization of lease intangibles for core properties	3	20	—	13	17	—	53

Core portfolio NOI, Cash Basis	$19,668	$52,272	$13,611	$27,914	$25,496	$—	$138,961

Reconciliation of NOI to Net Income
Total NOI	$19,325	$67,091	$26,870	$32,591	$29,864	$—	$175,741
Other income	—	—	—	—	—	1,875	1,875
Other income from life insurance proceeds	—	—	—	—	—	1,303	1,303
Interest expense	(3,653)	(3,023)	(5,496)	(1,360)	(997)	(47,377)	(61,906)
Depreciation and amortization	(7,528)	(29,759)	(12,983)	(7,252)	(11,745)	(508)	(69,775)
General and administrative	—	—	—	—	—	(15,099)	(15,099)
Discontinued Operations[2]	—	2,474	—	—	2,246	—	4,720
Gain on Disposal	—	—	—	—	—	25,022	25,022

Net Income	$8,144	$36,783	$8,391	$23,979	$19,368	$(34,784)	$61,881

[1]	Non-core acquired and in development properties:

2007 in development - Bennett Park, Clayborne Apartments and Dulles Station.

2007 acquisitions - 270 Technology Park, Monument II, 2440 M Street, Woodholme Medical Office Building, Woodholme Center, Ashburn Farm Office Park, CentreMed I & II and 2000 M Street.

2006 acquisitions - Hampton Overlook, Hampton South, Alexandria Professional Center, 9707 Medical Center Dr., 15001 Shady Grove Rd., Plumtree Medical Center, Randolph Shopping Center, Montrose Shopping Center, 9950 Business Parkway, 15005 Shady Grove Road, 6565 Arlington Blvd, West Gude Drive, The Ridges and The Crescent.

[2]	Discontinued operations include: Sold Properties - Maryland Trade Center I and II, and Held For Sale Properties - Sullyfield Center and The Earhart Building.

Core Portfolio Net Operating Income (NOI) Detail

(In thousands)

	Twelve Months Ended December 31, 2006
	Multifamily	Office	Medical Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$32,478	$75,236	$18,094	$35,194	$32,323	$—	$193,325
Non-core - acquired and in development [1]	—	4,455	6,566	2,069	2,326	—	15,416

Total	32,478	79,691	24,660	37,263	34,649	—	208,741

Real estate expenses
Core Portfolio	13,220	25,136	4,759	7,512	7,513	—	58,140
Non-core - acquired and in development [1]	—	1,546	2,427	471	641	—	5,085

Total	13,220	26,682	7,186	7,983	8,154	—	63,225

Net Operating Income (NOI)
Core Portfolio	19,258	50,100	13,335	27,682	24,810	—	135,185
Non-core - acquired and in development [1]	—	2,909	4,139	1,598	1,685	—	10,331

Total	$19,258	$53,009	$17,474	$29,280	$26,495	$—	$145,516

Core Portfolio NOI GAAP Basis (from above)	$19,258	$50,100	$13,335	$27,682	$24,810	$—	$135,185
Straight-line revenue, net for core properties	(23)	(685)	(259)	(552)	(769)	—	(2,288)
FAS 141 Min Rent	—	(176)	104	(270)	375	—	33
Amortization of lease intangibles for core properties	—	15	—	2	19	—	36

Core portfolio NOI, Cash Basis	$19,235	$49,254	$13,180	$26,862	$24,435	$—	$132,966

Reconciliation of NOI to Net Income
Total NOI	$19,258	$53,009	$17,474	$29,280	$26,495	$—	$145,516
Other income	—	—	—	—	—	906	906
Other income from life insurance proceeds	—	—	—	—	—	—	—
Interest expense	(3,653)	(1,083)	(3,942)	(1,378)	(1,209)	(36,000)	(47,265)
Depreciation and amortization	(6,236)	(21,154)	(7,058)	(6,231)	(9,801)	(435)	(50,915)
General and administrative	—	—	—	—	—	(12,622)	(12,622)
Discontinued Operations[2]	—	1,841	—	—	1,200	—	3,041
Gain on Disposal	—	—	—	—	—	—	—

Net Income	$9,369	$32,613	$6,474	$21,671	$16,685	$(48,151)	$38,661

[1]	Non-core acquired and in development properties:

2007 in development - Bennett Park, Clayborne Apartments and Dulles Station.

2006 acquisitions - Hampton Overlook, Hampton South, Alexandria Professional Center, 9707 Medical Center Dr., 15001 Shady Grove Rd., Plumtree Medical Center, Randolph Shopping Center, Montrose Shopping Center, 9950 Business Parkway, 15005 Shady Grove Road, 6565 Arlington Blvd, West Gude Drive, The Ridges and The Crescent.

[2]	Discontinued operations include: Sold Properties - Maryland Trade Center I and II, and Held For Sale Properties - Sullyfield Center and The Earhart Building.

Core Portfolio & Overall Economic Occupancy Levels by Sector

Q4 2007 vs. Q4 2006

GAAP Basis
	Core Portfolio		All Properties
Sector	4th QTR 2007	4th QTR 2006	4th QTR 2007	4th QTR 2006
Multifamily	90.5%	94.0%	84.9%	94.0%
Office Buildings	95.3%	92.2%	95.6%	92.4%
Medical Office Buildings	97.9%	98.5%	97.8%	98.5%
Retail Centers	96.1%	94.8%	96.1%	94.8%
Industrial / Flex Properties	96.0%	94.6%	95.5%	93.0%

Overall Portfolio	95.1%	94.0%	94.3%	93.8%

Commercial Leasing Summary

Three and Twelve months ended 12/31/07

	4th Quarter 2007		Year-To-Date
Gross Leasing Square Footage
Office Buildings	142,284		525,573
Medical Office Buildings	42,238		103,231
Retail Centers	36,317		223,865
Industrial Centers	321,032		912,124

Total	541,871		1,764,793

Weighted Average Term (yrs)
Office Buildings	5.6		5.1
Medical Office Buildings	7.7		6.7
Retail Centers	7.7		6.7
Industrial Centers	5.0		4.3

Total	5.5		5.0

	GAAP	CASH	GAAP	CASH
Rental Rate Increases:
Rate on expiring leases
Office Buildings	$28.52	$30.14	$25.08	$26.19
Medical Office Buildings	26.91	27.37	28.23	28.66
Retail Centers	20.14	20.36	18.67	19.15
Industrial Centers	8.88	9.09	9.10	9.36

Total	$16.20	$16.80	$16.19	$16.74

Rate on new and renewal leases
Office Buildings	$31.82	$29.68	$28.10	$26.37
Medical Office Buildings	33.79	30.30	33.82	30.88
Retail Centers	27.65	25.30	24.78	22.88
Industrial Centers	10.27	9.76	10.64	10.15

Total	$18.93	$17.64	$18.99	$17.81

Percentage Increase
Office Buildings	11.56%	-1.52%	12.06%	0.70%
Medical Office Buildings	25.54%	10.69%	19.82%	7.75%
Retail Centers	37.28%	24.30%	32.73%	19.45%
Industrial Centers	15.67%	7.35%	16.95%	8.39%

Total	16.85%	4.97%	17.30%	6.35%

Commercial Leasing Summary

Continued from previous page

Three and Twelve months ended 12/31/07

	4th Quarter 2007		Year-To-Date
	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Tenant Improvements
Office Buildings	$1,753,560	$12.32	$7,419,511	$14.12
Medical Office Buildings	862,559	20.42	1,440,176	13.95
Retail Centers	119,404	3.29	414,279	1.85
Industrial Centers	683,742	2.13	2,416,238	2.65

Subtotal	$3,419,265	$6.31	$11,690,204	$6.62

	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Leasing Costs
Office Buildings	$889,814	$6.25	$3,968,631	$7.55
Medical Office Buildings	233,074	5.52	446,499	4.33
Retail Centers	488,430	13.45	1,658,354	7.41
Industrial Centers	622,810	1.94	1,745,298	1.91

Subtotal	$2,234,128	$4.12	$7,818,782	$4.43

	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Tenant Improvements and Leasing Costs
Office Buildings	$2,643,375	$18.58	$11,388,141	$21.67
Medical Office Buildings	1,095,632	25.94	1,886,675	18.28
Retail Centers	607,834	16.74	2,072,633	9.26
Industrial Centers	1,306,553	4.07	4,161,536	4.56

Total	$5,653,394	$10.43	$19,508,985	$11.05

10 Largest Tenants - Based on Annualized Rent

December 31, 2007

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
World Bank	1	29	4.29%	210,354	2.08%
Sunrise Assisted Living, Inc.	1	69	2.51%	184,202	1.82%
General Services Administration	8	26	2.03%	256,038	2.53%
INOVA Health System Hospital	6	35	1.50%	93,038	0.92%
URS Corporation	1	72	1.35%	97,208	0.96%
Lafarge North America, Inc	1	31	1.32%	80,610	0.80%
George Washington University	2	70	1.15%	77,538	0.77%
Westat, Inc.	2	33	0.90%	83,549	0.83%
Sun Microsystems, Inc.	1	48	0.89%	65,443	0.65%
United Communications Group, L.P.	1	5	0.87%	63,441	0.63%

Total/Weighted Average		41	16.83%	1,211,421	11.99%

Industry Diversification

December 31, 2007

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Professional, Scientific and Technical Services	$46,187,031	22.42%	2,029,821	20.09%
Ambulatory Health Care Services	38,640,748	18.75%	1,327,712	13.14%
Credit Intermediation and related Activities	15,438,787	7.49%	432,934	4.29%
Executive, Legislative & Other General Government	8,277,610	4.02%	417,510	4.13%
Religious, Grantmaking, Civic, Professional	6,785,790	3.29%	217,141	2.15%
Nursing and Residential Care Facilities	5,701,069	2.77%	209,671	2.08%
Food Services and Drinking Places	5,576,454	2.71%	223,365	2.21%
Educational Services	4,723,177	2.29%	191,509	1.90%
Administrative and Support Services	4,272,490	2.07%	265,740	2.63%
Food and Beverage Stores	4,094,729	1.99%	256,822	2.54%
Furniture and Home Furnishing Stores	3,968,241	1.93%	253,143	2.51%
Specialty Trade Contractors	3,778,161	1.83%	440,327	4.36%
Miscellaneous Store Retailers	3,539,707	1.72%	262,627	2.60%
Nonmetallic Mineral Product Manufacturing	3,082,484	1.50%	119,474	1.18%
Broadcasting (except Internet)	2,955,565	1.43%	87,939	0.87%
Merchant Wholesalers-Durable Goods	2,846,074	1.38%	337,834	3.34%
Personal and Laundry Services	2,617,552	1.27%	120,665	1.19%
Real Estate	2,602,563	1.26%	114,649	1.13%
Publishing Industries (except Internet)	2,495,855	1.21%	91,703	0.91%
Clothing & Clothing Accessories Stores	2,382,267	1.16%	148,410	1.47%
Health & Personal Care Stores	2,304,260	1.12%	80,881	0.80%
Computer & Electronic Product Manufacturing	2,134,982	1.04%	189,832	1.88%
Amusement, Gambling and Recreation Industries	2,041,330	0.99%	152,672	1.51%
Merchant Wholesalers-Non Durable Goods	1,906,493	0.93%	206,277	2.04%
Transportation Equipment Manufacturing	1,864,227	0.90%	104,133	1.03%
Sporting Goods/Books/Hobby/Music Stores	1,816,045	0.88%	136,925	1.36%
Construction of Buildings	1,649,911	0.80%	111,142	1.10%
General Merchandise Stores	1,604,484	0.78%	249,651	2.47%
Insurance Carriers and Related Activities	1,554,735	0.75%	80,206	0.79%
Electronics/Appliance Stores	1,130,742	0.55%	90,414	0.89%
Other	18,060,998	8.77%	1,151,117	11.41%

Total	$206,034,561	100.00%	$10,102,246	100.00%

Lease Expirations

December 31, 2007

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent *
Office:
2008	82	354,845	10.09%	$10,679,158	$30.10	10.56%
2009	109	532,810	15.15%	14,815,336	27.81	14.65%
2010	105	853,132	24.26%	25,249,685	29.60	24.97%
2011	83	519,593	14.77%	15,909,965	30.62	15.73%
2012	48	299,977	8.53%	8,353,739	27.85	8.26%
2013 and thereafter	82	956,787	27.20%	26,112,782	27.29	25.83%

	509	3,517,144	100.00%	$101,120,665	$28.75	100.00%

Medical Office:
2008	48	116,095	9.74%	$3,616,502	$31.15	9.80%
2009	44	128,199	10.75%	3,836,518	29.93	10.39%
2010	50	179,651	15.06%	5,724,862	31.87	15.51%
2011	59	227,545	19.08%	7,090,672	31.16	19.21%
2012	41	143,878	12.07%	4,682,923	32.55	12.69%
2013 and thereafter	93	397,236	33.30%	11,960,835	30.11	32.40%

	335	1,192,604	100.00%	$36,912,312	$30.95	100.00%

Retail:
2008	45	213,062	11.40%	$2,321,635	$10.90	7.31%
2009	43	148,265	7.93%	3,161,216	21.32	9.95%
2010	53	309,244	16.54%	5,414,889	17.51	17.05%
2011	26	152,355	8.15%	2,702,879	17.74	8.51%
2012	36	162,192	8.67%	3,070,959	18.93	9.67%
2013 and thereafter	87	884,615	47.31%	15,096,099	17.07	47.51%

	290	1,869,733	100.00%	$31,767,677	$16.99	100.00%

Industrial:
2008	70	641,351	18.21%	$6,912,746	$10.78	19.08%
2009	57	648,711	18.41%	6,537,736	10.08	18.04%
2010	56	368,127	10.45%	4,048,084	11.00	11.17%
2011	36	439,152	12.47%	3,646,644	8.30	10.07%
2012	27	471,241	13.38%	4,965,638	10.54	13.71%
2013 and thereafter	44	954,183	27.08%	10,123,059	10.61	27.93%

	290	3,522,765	100.00%	$36,233,907	$10.29	100.00%

Total:
2008	245	1,325,353	13.12%	$23,530,041	$17.75	11.42%
2009	253	1,457,985	14.43%	28,350,806	19.45	13.76%
2010	264	1,710,154	16.93%	40,437,520	23.65	19.63%
2011	204	1,338,645	13.25%	29,350,160	21.93	14.25%
2012	152	1,077,288	10.66%	21,073,259	19.56	10.23%
2013 and thereafter	306	3,192,821	31.61%	63,292,775	19.82	30.71%

	1,424	10,102,246	100.00%	$206,034,561	$20.39	100.00%

*	Annualized Rent is as of December 31, 2007 rental revenue (cash basis) multiplied by 12.

2007 Acquisition and Disposition Summary

as of December 31, 2007

($’s in thousands)

Acquisition Summary

		Acquisition Date	Square Feet	Leased Percentage at Acquisition	December 31, 2007 Leased Percentage	Investment
270 Technology Park	Frederick, MD	February 8, 2007	157,000	97%	87%	$26,500
Monument II	Herndon, VA	March 1, 2007	205,000	100%	97%	78,200
2440 M Street	Washington, DC	March 9, 2007	110,000	96%	95%	50,000
Woodholme Medical Office Building	Pikesville, MD	June 1, 2007	125,000	97%	97%	30,800
Woodholme Center	Pikesville, MD	June 1, 2007	73,000	95%	95%	18,200
Ashburn Farm Office Park	Ashburn, VA	June 1, 2007	75,000	100%	100%	23,000
CentreMed I & II	Centreville, VA	August 16, 2007	52,000	100%	100%	15,300
4661 Kenmore Ave	Alexandria, VA	August 30, 2007	land for development	NA	NA	3,750
2000 M Street	Washington, DC	December 4, 2007	227,000	100%	100%	73,500

		Total	1,024,000			$319,250

Disposition Summary
		Disposition Date	Property Type	Square Feet	Sale Price	GAAP Gain
Maryland Trade Center I & II	Greenbelt, MD	September 26, 2007	Office	350,000	$57,950	$25,022

2007 Development Summary

as of December 31, 2007

($’s in thousands)

Property and Location	Total Rentable Square Feet or # of Units	Percentage Leased or Committed	Anticipated Total Cash Cost		Cash Cost to Date		Anticipated Construction Completion Date
Development
Bennett Park			$83,200	[1]	$74,868
Arlington, VA
(High Rise)	178 units, 1,400 sq ft. retail & 498 parking spaces underground (includes parking for existing office)	16%					Complete
(Mid Rise)	46 units, 4,400 sq ft. retail	72%					Complete

The Clayborne Apartments	74 units & 2,700 sq ft. retail	0%	$36,300	[1,3]	$33,025	[3]	1Q 08
Alexandria, VA
Dulles Station Phase I	180,000 sq ft office	0%	$52,000	[1]	$43,024		Complete
Phase II	360,000 sq ft office		TBD		$24,427	[2]	TBD
Herndon, VA

		Total	$171,500		$175,344

[1]	Includes land cost.
[2]	Dulles Station Phase II cost includes land allocation of $16.1M and allocation of the parking garage structure of 7.2M.
[3]	Includes approximately $6.2M of construction costs for the garage to benefit our 800 South Washington Street shopping center.

Schedule of Properties

December 31, 2007

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*
Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	97,000
51 Monroe Street	Rockville, MD	1979	1975	210,000
515 King Street	Alexandria, VA	1992	1966	76,000
The Lexington Building	Rockville, MD	1993	1970	46,000
The Saratoga Building	Rockville, MD	1993	1977	58,000
Brandywine Center	Rockville, MD	1993	1969	35,000
6110 Executive Boulevard	Rockville, MD	1995	1971	198,000
1220 19th Street	Washington, DC	1995	1976	102,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	166,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999[1]	523,000
600 Jefferson Plaza	Rockville, MD	1999	1985	112,000
1700 Research Boulevard	Rockville, MD	1999	1982	101,000
Parklawn Plaza	Rockville, MD	1999	1986	40,000
Wayne Plaza	Silver Spring, MD	2000	1970	91,000
Courthouse Square	Alexandria, VA	2000	1979	113,000
One Central Plaza	Rockville, MD	2001	1974	267,000
The Atrium Building	Rockville, MD	2002	1980	80,000
1776 G Street	Washington, DC	2003	1979	263,000
Albemarle Point	Chantilly, VA	2005	2001	89,000
6565 Arlington Blvd	Falls Church, VA	2006	1967/1998	140,000
West Gude Drive	Rockville, MD	2006	1984/1986/1988	289,000
The Ridges	Gaithersburg, MD	2006	1990	104,000
Monument II	Herndon, VA	2007	2000	205,000
Woodholme Center	Pikesville, MD	2007	1989	73,000
2000 M Street	Washington, DC	2007	1971	227,000

Subtotal				3,705,000

Medical Office Buildings
Woodburn Medical Park I	Annandale, VA	1998	1984	71,000
Woodburn Medical Park II	Annandale, VA	1998	1988	96,000
Prosperity Medical Center I	Merrifield, VA	2003	2000	92,000
Prosperity Medical Center II	Merrifield, VA	2003	2001	88,000
Prosperity Medical Center III	Merrifield, VA	2003	2002	75,000
Shady Grove Medical Village II	Rockville, MD	2004	1999	66,000
8301 Arlington Boulevard	Fairfax, VA	2004	1965	49,000
Alexandria Professional Center	Alexandria, VA	2006	1968	113,000
9707 Medical Center Drive	Rockville, MD	2006	1994	38,000
15001 Shady Grove Road	Rockville, MD	2006	1999	51,000
Plumtree Medical Center	Bel Air, MD	2006	1991	33,000
15005 Shady Grove Road	Rockville, MD	2006	2002	52,000
The Crescent	Gaithersburg, MD	2006	1989	49,000
2440 M Street	Washington, DC	2007	1986/2006	110,000
Woodholme Medical Office Building	Pikesville, MD	2007	1996	125,000
Ashburn Office Park	Ashburn, VA	2007	1998/2000/2002	75,000
CentreMed I & II	Centreville, VA	2007	1998	52,000

Subtotal				1,235,000

Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	151,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	72,000
Bradlee	Alexandria, VA	1984	1955	168,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	198,000
Shoppes of Foxchase[2]	Alexandria, VA	1994	1960	134,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street[3]	Alexandria, VA	1998/2003	1955/1959	44,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	332,000
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000
Randolph Shopping Center	Rockville, MD	2006	1972	82,000
Montrose Shopping Center	Rockville, MD	2006	1970	143,000

Subtotal				2,022,000

[1]	A 49,000 square foot addition to 7900 Westpark Drive was completed in September 1999.
[2]	Development on approximately 60,000 square feet of the center was completed in December 2006.
[3]	South Washington Street includes 718 Jefferson Street, acquired in May 2003 to complete the ownership of the entire block of 800 S. Washington Street. See Development Summary on page 25.

Schedule of Properties (Cont.)

December 31, 2007

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*
Multifamily Buildings * / # units
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	179,000
Roosevelt Towers / 191	Falls Church, VA	1965	1964	170,000
Country Club Towers / 227	Arlington, VA	1969	1965	163,000
Park Adams / 200	Arlington, VA	1969	1959	173,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	259,000
The Ashby at McLean / 253	McLean, VA	1996	1982	252,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003[4]	159,000
Bethesda Hill Apartments / 195	Bethesda, MD	1997	1986	226,000
Avondale / 237	Laurel, MD	1999	1987	170,000
Bennett Park / 211	Arlington, VA	2007	2007	268,000

Subtotal (2,312 units)				2,019,000

Industrial Distribution / Flex Properties
Fullerton Business Center	Springfield, VA	1985	1980	104,000
Charleston Business Center	Rockville, MD	1993	1973	85,000
Tech 100 Industrial Park	Elkridge, MD	1995	1990	166,000
Crossroads Distribution Center	Elkridge, MD	1995	1987	85,000
The Alban Business Center	Springfield, VA	1996	1981/1982	87,000
The Earhart Building	Chantilly, VA	1996	1987	92,000
Ammendale Technology Park I	Beltsville, MD	1997	1985	167,000
Ammendale Technology Park II	Beltsville, MD	1997	1986	107,000
Pickett Industrial Park	Alexandria, VA	1997	1973	246,000
Northern Virginia Industrial Park	Lorton, VA	1998	1968/1991	787,000
8900 Telegraph Road	Lorton, VA	1998	1985	32,000
Dulles South IV	Chantilly, VA	1999	1988	83,000
Sully Square	Chantilly, VA	1999	1986	95,000
Amvax	Beltsville, MD	1999	1986	31,000
Sullyfield Center	Chantilly, VA	2001	1985	244,000
Fullerton Industrial Center	Springfield, VA	2003	1980	137,000
8880 Gorman Road	Laurel, MD	2004	2000	141,000
Dulles Business Park Portfolio	Chantilly, VA	2004/2005	1999-2005	324,000
Albemarle Point	Chantilly, VA	2005	2001/2003/2005	207,000
Hampton Overlook	Capital Heights, MD	2006	1989	134,000
Hampton South	Capital Heights, MD	2006	1989/2005	168,000
9950 Business Parkway	Lanham, MD	2006	2005	102,000
270 Technology Park	Frederick, MD	2007	1986-1987	157,000

Subtotal				3,781,000

TOTAL				12,762,000

*	Multifamily buildings are presented in gross square feet.
[4]	A 16 unit addition referred to as The Gardens at Walker House was completed in October 2003.

Supplemental Definitions

December 31, 2007

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

EBITDA (a non-GAAP measure) is earnings before interest, taxes, depreciation and amortization.

Ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (GAAP)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. FFO is a non-GAAP measure.

Funds Available for Distribution (FAD), a non-GAAP measure, is calculated by subtracting from FFO recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and straight line rents, then adding non-real estate depreciation and amortization and adding or subtracting amortization of lease intangibles, as appropriate.

Recurring capital expenditures represents non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant’s term.

Core portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods.

Core portfolio net operating income (NOI) growth is the change in the NOI of the core portfolio properties from the prior reporting period to the current reporting period.